December 12, 2013 Capital One Securities, Inc. 8 Annual Energy Conference Joseph M. Bennett EVP & Chief IRO Jeffrey M. Platt President and CEO Exhibit 99.1 th

FORWARD-LOOKING STATEMENTS
In accordance with the safe harbor provisions of the Private Securities Litigation Reform
Act of 1995, the Company notes that certain statements set forth in this presentation provide other than historical information and are forward looking. The actual achievement of any forecasted results, or the unfolding of future economic or business developments in a way anticipated or projected by the Company, involve numerous risks and uncertainties that may cause the Company’s actual performance to be materially different from that stated or implied in the forward-looking statement. Among those risks and uncertainties, many of which are beyond the control of the Company, include, without limitation, fluctuations in worldwide energy demand and oil and gas prices; fleet additions by competitors and industry overcapacity; changes in capital spending by customers in the energy industry for offshore exploration, development and production;
changing customer demands for different vessel specifications, which may make some of our older vessels technologically obsolete for certain customer projects or in certain markets; uncertainty of global financial market conditions and difficulty accessing credit or capital; acts of terrorism and piracy; significant weather conditions; unsettled political conditions, war, civil unrest and governmental actions, such as expropriation or enforcement of customs or other laws that are not well-developed or consistently enforced, especially in higher political risk countries where we operate; foreign currency fluctuations; labor changes proposed by international conventions; increased regulatory burdens and oversight; and enforcement of laws related to the environment, labor and foreign corrupt practices. Readers should consider all of these risks factors, as well as other information contained in the Company’s form 10-K’s and 10-Q’s.
TIDEWATER
601 Poydras Street, Suite 1500
New Orleans, LA 70130
Phone:
504.568.1010  |  Fax:
504.566.4580
Web site address: www.tdw.com
Email: connect@tdw.com

Key Tidewater Facts
•
“Best in Class” safety and compliance culture
•
First to expand extensively into int’l markets, evolving to our current global exposure– presence in over 50 countries
with ~8,000 employees worldwide
•
History of earnings growth and solid returns
•
Largest “NEW” OSV fleet in the industry
•
Solid balance sheet allows us to continue to act upon available opportunities, such as recent Troms acquisition and
new Subsea business
•
Pioneered the oil & gas service vessel industry 55+ years ago
•
Constructive fundamental backdrop for OSV industry

TIDEWATER

Operating safely offshore is like holding a snake by its head.
It's a task that can't be turned loose not for a microsecond or an accident will strike without pity.

TOTAL RECORDABLE INCIDENT RATES
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
CALENDAR YEARS
TIDEWATER
DOW CHEMICAL
CHEVRON
EXXON/MOBIL

Safety Record Rivals Leading Companies 4

Working Rigs
450
400
350
300
250
200
150
100
50
0
1/04
7/04
1/05
7/05
1/06
7/06
1/07
7/07
1/08
7/08
1/09
7/09
1/10
7/10
1/11
7/11
1/12
7/12
1/13
7/13

Working Offshore Rig Trends
Source: ODS-Petrodata
Note: 45 “Other” rigs, along with the Jackups and Floaters, provide a total working rig count of 713 in November 2013.
407
261

Prior peak (summer 2008)
Jackups
Floaters

Drivers of our Business
“Peak to Present”
Source: ODS-Petrodata and Tidewater
July 2008
(Peak)
Jan. 2011
(Trough)
November
2013
Working Rigs
603 538 713
Rigs Under
Construction
186 118 249
OSV Global
Population
2,033 2,599 3,039
OSV’s Under
Construction
736 367 452
OSV/Rig Ratio
3.37 4.83 4.26

40
35
30
25
20
15
10
5
0
Number of Vessels
1970
1975
1980
1985
1990
1995
2000
2005
2010

Tidewater’s Active Fleet As of September 30, 2013 Year Built Deepwater vessels Towing Supply/Supply Other vessels 240 “New” vessels – 6.1 avg yrs 27 “Traditional” vessels – 26.7 avg yrs 7

Americas
63(24%)
SS Africa/Europe
136(51%)
MENA
44(16%)
Asia/Pac
24(9%)
Our Global Footprint
Vessel Distribution by Region
(excludes stacked vessels - as of 9/30/13)
In 2Q FY 2014, ~9% of vessel revenue was generated in the U.S. by < 15 vessels; however, <15 other U.S.-flagged vessels are currently operating in International regions that could be re-deployed to the U.S. GOM. In addition, Tidewater has currently under construction five additional U.S.-flagged deepwater PSVs.

Americas
Asia/Pac
MENA
Sub Sah Africa/Eur.
Avg. Dayrate
$22,000
$18,000
$14,000
$10,000
$6,000
6/10
12/10
6/11
12/11
6/12
12/12
6/13

Avg. Utilization
100%
90%
80%
70%
60%
6/10
12/10
6/11
12/11
6/12
12/12
6/13

Active Vessel Dayrates &
Utilization by Segment
Impact of $7.4 million of retroactive revenue recorded in September 2012 quarter is excluded from 9/12 average dayrates and included in the respective March 2012 and June 2012 quarterly average dayrates. Utilization stats exclude stacked vessels.

History of Earnings Growth &
Solid Through-Cycle Returns
** EPS in Fiscal 2004 is exclusive of the $.30 per share after tax impairment charge. EPS in Fiscal 2006 is exclusive of the $.74 per share after tax gain from the sale of six KMAR vessels. EPS in Fiscal 2007 is exclusive of $.37 per share of after tax gains from the sale of 14 offshore tugs.  EPS in Fiscal 2010 is exclusive of $.66 per share Venezuelan provision, a  $.70 per share tax benefit related to favorable resolution of tax litigation and a $0.22 per share charge for the proposed settlement with the SEC of the company’s FCPA matter. EPS in Fiscal 2011 is exclusive of total $0.21 per share charges for settlements with
DOJ and Government of Nigeria for FCPA matters, a $0.08 per share charge related to participation in a multi-company U.K.-based pension plan and a $0.06 per share impairment charge related to certain vessels. EPS in Fiscal 2012 is exclusive of $0.43 per share goodwill impairment charge.
Adjusted Return
On Avg. Equity      4.3%         7.2% 12.4% 18.9%       18.3% 19.5%       11.4%       5.0%
4.3%        5.9%
Adjusted EPS**
Adjusted EPS**

The Largest Modern OSV
Fleet in the Industry
Vessel Count (2)
Total Cost (2)
Average Cost
per Vessel
Deepwater PSVs 96 $2,630m $27.4m
Deepwater AHTSs 11 $358m $32.5m
Towing Supply/Supply 109 $1,615m $14.8m
Other 55 $280m $5.1m
TOTALS: 271 $4,883m
(1)
$18.0m
.
At 9/30/13, 240 new vessels were in our fleet with ~6.1 year average age
Vessel Commitments
Jan. ’00 – September ‘13
(1) ~$4.27b (87%) funded through 9/30/13
(2) Vessel count and total cost is net of 25 vessel dispositions ($227m of original cost)

Strong Financial Position
Provides Strategic Optionality
As of September 30, 2013
Cash & Cash Equivalents $46 million
Total Debt $1,446 million
Shareholders Equity $2,635 million
Net Debt / Net Capitalization 35%
Total Debt / Capitalization 35%
~$650 million of available liquidity as of 9/30/13, including $420 million of unused capacity under committed bank credit facilities and $200 million of delayed funding from recent senior unsecured note financing.

Average Day Rate, Adjusted Average Day Rate, and Average Fleet Size
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
240
200
160
120
80
40
-
22
23
24
25
25
25
25
28
29
32
34
38
40
43
44
45
47
49
51
54
55
57
62
66
69
73
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
FY08
FY09
FY10
FY11
FY12
FY13
FY14
Average Fleet Size
Average Day Rate
Utilization-Adjusted Average Day Rate

New Vessel Trends by Vessel Type Deepwater PSVs 13 Q2 Fiscal 2014 Avg Day Rate: $31,053 Utilization: 84.6% $176 million, or 49%, of Vessel Revenue in Q2 Fiscal 2014

Average Day Rate, Adjusted Average Day Rate, and Average Fleet Size

$25,000
$20,000
$15,000
$10,000
$5,000
$0
250
200
150
100
50
-
39
40
43
46
47
49
51
54
57
59
61
63
68
78
81
83
85
88
93
99
101
101
102
103
103
103
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
FY08
FY09
FY10
FY11
FY12
FY13
FY14
Average Fleet Size
Average Day Rate
Utilization-Adjusted Average Day Rate

New Vessel Trends by Vessel Type Towing Supply/Supply Vessels 14 Q2 Fiscal 2014 Avg Day Rate: $14,484 Utilization: 85.7% $118 million, or 33%, of Vessel Revenue in Q2 Fiscal 2014

Tidewater’s New Subsea Business 15 Recent order of six work-class remotely operated vehicles (ROV)

Financial Strategy Focused on Creating Long-Term Shareholder Value Maintain Financial Strength EVA-Based Investments On Through-cycle Basis Deliver Results 16

December 12, 2013 Capital One Securities, Inc. 8 Annual Energy Conference Joseph M. Bennett EVP & Chief IRO Jeffrey M. Platt President and CEO th

Appendix 18

Number of Vessels Built
(AHTS & PSV)
Vessels > 25 years old today
300
250
200
150
100
50
0
1965
1970
1975
1980
1985
1990
1995
2000
2005
2010

The Worldwide OSV Fleet
(Includes AHTS and PSVs only)
Estimated as of November 2013
Source: ODS-Petrodata and Tidewater
As of November 2013, there are approximately 439 additional
AHTS and PSV’s (~14% of the global fleet) under construction.
Global fleet is estimated at 3,039 vessels, including ~720 vessels that are 25+ yrs old (25%).

Vessel Population by Owner
(AHTS and PSVs only)
Estimated as of November 2013
Source: ODS-Petrodata and Tidewater
Tidewater Competitor #2 Competitor #3 Competitor #4 Competitor # 5 Competitor #1
Avg.
All Others (2,306 total
vessels for
400+ owners) 20

Fleet Renewal & Expansion
Funded by CFFO thru Fiscal 2013
Over a 14-year period, Tidewater has invested $4.6 billion in CapEx, and paid out ~$1.2 billion through dividends and share repurchases.  Over the same period, CFFO and proceeds from dispositions were $3.8 billion and $749 million, respectively
Fiscal Year

….. and More to Come
Count
Deepwater PSVs 23
Deepwater AHTSs -
Towing Supply/Supply 6
Other 2
Total 31
Vessels Under Construction*
As of September 30, 2013
Estimated delivery schedule – 6 for the remainder of FY ’14, 16 in FY ’15 and 9 thereafter.
CAPX of $218m for the remainder of FY ’14, $303m in FY ‘15  and $105m in FY ’16.

$200
$175
$150
$125
$100
$75
$50
$25
$0
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
FY 2009
FY 2010
FY 2011
FY 2012
FY 2013
FY14
New
Traditional

70%
60%
50%
40%
30%
20%
10%
0%
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
FY 2009
FY 2010
FY 2011
FY 2012
FY 2013
FY14
Total
New

Cyclical Upturn should
Drive Margin Expansion

Vessel Cash Operating Margin ($) Vessel Cash Operating Margin (%)
$168 million Vessel Margin in Q2
FY2014 (94% from New Vessels)
Q2 FY2014 Vessel Margin: 46%

$500
$400
$300
$200
$100
$-
Millions
53.0%
46.7%
56.4%
47.7%
50.0%
38.0%
41.0%
36.9%
45.0%
42.0%
44.1%
40.8%
46.3%
$300 million
$150 million
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
FY08 FY09 FY10 FY11 FY12 FY13 FY14
Vessel Revenue ($)
Vessel Operating Margin ($)
Vessel Operating Margin (%)

Total Revenue and Margin
Fiscal 2008-2014
Note:  Vessel operating margin is defined as vessel revenue less vessel operating expenses

Prior peak period (FY2009)
averaged quarterly revenue of
$339M, quarter operating
margin of $175.6M at 51.8%

Average Day Rate, Adjusted Average Day Rate, and Average Fleet Size
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
240
200
160
120
80
40
-
5 5 5 5 5 5 5 5 6 8 9 9 11 11 11 11 11 11 11 11 11 11 11 11 11 11
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
FY08
FY09
FY10
FY11
FY12
FY13
FY14
Average Fleet Size
Average Day Rate
Utilization-Adjusted Average Day Rate

New Vessel Trends by Vessel Type Deepwater AHTS 25 Q2 Fiscal 2014 Avg Day Rate: $28,885 Utilization: 87.9% $26 million, or 7%, of Vessel Revenue in Q2 Fiscal 2014

Current Revenue Mix
Quality of Customer Base
Super Majors
38%
NOC's
21%
Others
41%
Our top 10 customers in Fiscal 2013 (4 Super Majors, 2 NOC’s,
3 IOC’s and 1 independent) accounted for 58% of our revenue